                                                                 Exhibit 10 (a)
                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406

                                December 18, 1998


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Marcie Knittel, Vice President

         RE:      Eighteenth Amendment to Credit Agreement (the "Eighteenth
                  Amendment")

Dear Marcie:

         We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

         The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

         The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:



                                    AGREEMENT

         1.       Amendment of Credit Agreement.

                The parties hereto do hereby modify and amend the Credit Agreement as follows:

                (a) Section 4.01 [Interest Rate Options] is hereby amended by deleting in its entirety subsection (a)(ii) [Revolving Credit Base Rate Option] and inserting in lieu thereof, the following:

                      "(i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to (i) the Base Rate plus .25% for periods in which the ratio of Consolidated Funded Debt to Consolidated Cash Flow from Operations is greater than 4.0 to 1.0 and (ii) the Base Rate for periods in which the ratio of Consolidated Funded Debt to Consolidated Cash Flow from Operations is less than or equal to 4.0 to 1.0, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate."

                (b) Section 4.01 [Interest Rate Options] is hereby amended by deleting the line in subsection (a)(ii) [Revolving Credit Euro-Rate Option] which reads:

      "Greater than 4.0 to 1.0                        Euro-Rate plus 1.50%"

and inserting in lieu thereof, the following:

      "Greater than 4.25 to 1.0                       Euro-Rate plus 1.75%

      Greater than 4.0 to 1.0                         Euro-Rate plus 1.50%"
      but less than or equal to 4.25 to 1.0

and by deleting the line in subsection (a)(ii) which reads:

      "Greater than 4.0 to 1.0                        Euro-Rate plus 1.375%"

and inserting in lieu thereof, the following:

      "Greater than 4.25 to 1.0                       Euro-Rate plus 1.75%

      Greater than 4.0 to 1.0                         Euro-Rate plus 1.375%"
      but less than or equal to 4.25 to 1.0


                (c) Section 8.02 [Negative Covenants] is hereby amended by deleting in its entirety subsection (n) [Funded Debt to Cash Flow From Operations] and inserting in lieu thereof, the following:

                      "(n) Funded Debt to Cash Flow From Operations. The Loan
              Parties shall not permit the ratio of Consolidated Funded Debt to Consolidated Cash Flow from Operations, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the ratio set forth below during the period specified below:

                                                              RATIO OF CONSOLIDATED FUNDED
                                                              DEBT TO CONSOLIDATED CASH
                    PERIOD                                    FLOW FROM OPERATIONS
                    ------                                    --------------------
                    Through 9/30/1998                         4.25 to 1.0
                    10/1/1998 through 12/31/1998              4.50 to 1.0
                    1/1/99 through 6/30/2000                  4.25 to 1.0
                    7/1/2000 and thereafter                   3.75 to 1.0"


                (d) Section 8.02 [Negative Covenants] is hereby amended by deleting in its entirety subsection (o) [Minimum Fixed Charge Coverage Ratio] and inserting in lieu thereof, the following:

                      "(o) Minimum Fixed Charge Coverage Ratio. The Loan Parties
              shall not permit the ratio of Consolidated Earnings Available for Fixed Charges to Consolidated Fixed Charges, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than 1.30 to 1.0 for the fiscal quarter ending September 30, 1998, 1.20 to 1.0 for the fiscal quarter ending December 31, 1998 or 1.30 for any fiscal quarter ending after January 1, 1999."

         2.       Amendment Schedules.

                (a) Schedules. The following Schedules to the Credit Agreement are hereby amended and restated in their entirety in the forms of such Schedules attached hereto:

               Schedule 1.1(E)                        Excluded Entities
               Schedule 6.01(c)                       Subsidiaries

         3.       Closing Fees.

                The Borrowers jointly and severally agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Eighteenth Amendment which are payable by the Borrower as provided in
Section 10.05 of the Credit Agreement. In addition, the Borrowers shall pay to the Agent for the benefit of the applicable Banks the fees identified in Exhibit I hereto as the "Amendment Fee".

         4.       Conditions of Effectiveness.

                The effectiveness of this Eighteenth Amendment is expressly conditioned upon the occurrence and completion of all of the following: (i) receipt by the Agent on behalf of the Banks of the nonrefundable fees equal to the aggregate of the amounts set forth on Exhibit I hereto; and (ii) the Agent's receipt of counterparts of this Eighteenth Amendment duly executed by the Borrowers, the Guarantors, the Agent and the Banks.

         This Eighteenth Amendment shall be dated as of and shall be effective as of the date and year first above written subject to satisfaction of all conditions precedent to effectiveness as set forth in this Section 4, which date shall be the Eighteenth Amendment Effective Date.

         5. Consent of Required Banks, Approval of Increase in Revolving Credit Commitments.

                Pursuant to Section 11.01 of the Credit Agreement, this Eighteenth Amendment shall require the written consent of the Required Banks.

         6.       Full Force and Effect.

                Each of the following documents, as amended through and including this Eighteenth Amendment, shall remain in full force and effect on and after the date of this Amendment:

                (a) the Credit Agreement, except as expressly modified and amended by this Eighteenth Amendment,

                (b) each of the Schedules attached to the Credit Agreement except for the Schedules which are being amended and restated hereby;

                (c) each of the Exhibits attached to the Credit Agreement except for the Exhibit which is being amended and restated hereby; and

                the Notes, the Guaranty Agreements, the Pledge Agreements, the Agent's Fee Letter, the Subordination Agreement (Intercompany), the Borrower Agency Agreement and all other Loan Documents.

                On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" or words of like import shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Eighteenth Amendment, and each reference in each other Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Eighteenth Amendment. No novation is intended by this Eighteenth Amendment.

                The parties hereto do not amend or waive any provisions of the Agreement or the other Loan Documents except as expressly set forth herein.

         7.       Counterparts.

                This Eighteenth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

         8.       Governing Law.

                This Eighteenth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.


                              [INTENTIONALLY BLANK]

                [Signature Page 1 of 19 to Eighteenth Amendment]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                            BORROWERS AND GUARANTORS:

ATTEST:                                     NOVACARE, INC., a Delaware
                                            corporation, and each of the
                                            BORROWERS and GUARANTORS listed on
                                            Schedule A attached hereto


By:    /s/ Richard S. Binstein              By:   /s/ Richard A. McDonald
       -----------------------                    -----------------------------
     Richard S. Binstein, Secretary         Richard A. McDonald, the Vice
                                            President of each Borrower and
                                            Guarantor listed on Schedule A
                                            attached hereto which is a
                                            corporation and of each general
                                            partner of each Guarantor listed
                                            on Schedule A attached hereto
                                            which is a partnership

    [Seal]

ATTEST:                                     NOVAFUNDS, INC., a Delaware
                                            corporation, and each of the
                                            GUARANTORS listed on Schedule B
                                            attached hereto


By:    /s/ Andrew T. Panaccione             By:   /s/ Robert C. Campbell
       ------------------------                  ---------------------------
     Andrew T. Panaccione, Secretary        Robert C. Campbell, the Vice
                                            President of each Borrower and
                                            Guarantor listed on Schedule B
                                            attached hereto

[Seal]

                [Signature Page 2 of 19 to Eighteenth Amendment]



                                      AGENT:

                                       PNC BANK, NATIONAL ASSOCIATION, as Agent


                                       By:   /s/ Justin J. Falgione
                                          -------------------------------------
                                       Title:   AVP
                                             ----------------------------------


                                      BANKS:

                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/ Justin J. Falgione
                                          -------------------------------------
                                        Title:   AVP
                                              ---------------------------------

                [Signature Page 3 of 19 to Eighteenth Amendment]


                                       FIRST UNION NATIONAL BANK

                                       By:   /s/ James H. Hebengeter
                                          -------------------------------------
                                       Name:  James H. Hebengeter
                                            -----------------------------------
                                       Title:   SR. V. P.
                                             ----------------------------------

                [Signature Page 4 of 19 to Eighteenth Amendment]


                                        FLEET NATIONAL BANK

                                        By:   /s/ Toby B. Shea
                                          -------------------------------------
                                        Name:  Toby B. Shea
                                             ----------------------------------
                                        Title:   ASST. VICE PRESIDENT
                                             ----------------------------------

                [Signature Page 5 of 19 to Eighteenth Amendment]


                                         MELLON BANK, N.A.

                                         By:   /s/ Colleen McCullum
                                            -----------------------------------
                                         Name:   Colleen McCullum
                                              ---------------------------------
                                         Title:   ASSISTANT VICE PRESIDENT
                                               --------------------------------

                [Signature Page 6 of 19 to Eighteenth Amendment]


                                         NATIONSBANK, N.A.


                                         By:   /s/ Kevin Wagley
                                          -------------------------------------
                                         Name:   KEVIN WAGLEY
                                             ----------------------------------
                                         Title:   VICE PRESIDENT
                                              ---------------------------------

                [Signature Page 7 of 19 to Eighteenth Amendment]


                                          THE BANK OF NEW YORK


                                          By:   /s/ Thomas C. McCrohan
                                             ----------------------------------
                                          Name:   Thomas C. McCrohan
                                               --------------------------------
                                          Title:   Assistant Vice President
                                               --------------------------------

                [Signature Page 8 of 19 to Eighteenth Amendment]


                                           SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                           By:   /s/ Harold Bitler
                                              ---------------------------------
                                           Name:   Harold Bitler
                                               --------------------------------
                                           Title:   First Vice President
                                                -------------------------------

                [Signature Page 9 of 19 to Eighteenth Amendment]


                                           BANK ONE, KENTUCKY, NA


                                           By:   /s/ Todd D. Munson
                                              ---------------------------------
                                           Name:   TODD D. MUNSON
                                                -------------------------------
                                           Title:   SENIOR VICE PRESIDENT
                                                 ------------------------------

                [Signature Page 10 of 19 to Eighteenth Amendment]


                                            THE FUJI BANK, LIMITED
                                            NEW YORK BRANCH


                                            By:   /s/ Kazuyuki Nishimura
                                               --------------------------------
                                            Name:   Kazuyuki Nishimura
                                                 ------------------------------
                                            Title:   Senior Vice President
                                                 ------------------------------

                [Signature Page 11 of 19 to Eighteenth Amendment]


                                  CRESTAR BANK


                                           By:   /s/ Leesa McShane
                                               --------------------------------
                                           Name:  Leesa McShane
                                                -------------------------------
                                           Title:   VP
                                                 ------------------------------

                [Signature Page 12 of 19 to Eighteenth Amendment]


                                           BANK OF TOKYO - MITSUBISHI TRUST
                                           COMPANY


                                           By:   /s/ John E. Beckwith
                                               --------------------------------
                                           Name:   JOHN E. BECKWITH
                                                -------------------------------
                                           Title:   Vice President & Manager
                                                 ------------------------------

                [Signature Page 13 of 19 to Eighteenth Amendment]


                                  AMSOUTH BANK


                                           By:   /s/ J. Ken DiFatta
                                               --------------------------------
                                           Name:   J. KEN DiFATTA
                                                -------------------------------
                                           Title:   ASSISTANT VICE PRESIDENT
                                                -------------------------------

                [Signature Page 14 of 19 to Eighteenth Amendment]


                                            BANK OF AMERICA NT & SA


                                            By:   /s/ Kevin Workey
                                                -------------------------------
                                            Name:   Kevin Workey
                                                 ------------------------------
                                            Title:   Vice President
                                                 ------------------------------

                [Signature Page 15 of 19 to Eighteenth Amendment]


                                  COMERICA BANK


                                            By:   /s/ Kimberly S. Reich
                                               --------------------------------
                                            Name:   Kimberly S. Reich
                                                 ------------------------------
                                            Title:   Vice President
                                                  -----------------------------

                [Signature Page 16 of 19 to Eighteenth Amendment]


                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By:
                                               --------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                      [SIGNATURE PAGE NOT EXECUTED BY BANK]

                [Signature Page 17 of 19 to Eighteenth Amendment]


                                         COOPERATIEVE CENTRALE RAIFFEISEN-
                                         BOERENLEENBANK B.A., "RABOBANK
                                         NEDERLAND", NEW YORK BRANCH


                                         By:   /s/ M. Christina Debler
                                              ---------------------------------
                                         Name:   M. Christina Debler
                                              ---------------------------------
                                         Title:   Vice President
                                               --------------------------------

                                         By:   /s/ W. Pieter C. Kodde
                                             ----------------------------------
                                         Name:   W. Pieter C. Kodde
                                              ---------------------------------
                                         Title:   Vice President
                                               --------------------------------

                [Signature Page 18 of 19 to Eighteenth Amendment]


                                         THE TOKAI BANK, LIMITED NEW YORK BRANCH


                                         By:   /s/ Shinichi Nakatani
                                             ----------------------------------
                                         Name:   Shinichi Nakatani
                                              ---------------------------------
                                         Title:   Assistant General Manager
                                               --------------------------------

                [Signature Page 19 of 19 to Eighteenth Amendment]


                                       TORONTO DOMINION (TEXAS), INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                          -------------------------------------
                                       Title:
                                          -------------------------------------

                      [SIGNATURE PAGE NOT EXECUTED BY BANK]

STATE OF GEORGIA

COUNTY OF FULTON


         On the 16th day of December, 1998 personally appeared Harold Bitler, as the First Vice President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Eighteenth Amendment Waiver and Consent dated as of _____________, 1998 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.

                                    /s/ Christine Alford
                           ----------------------------------------------------
                           Signature of Notary Public, State of  Georgia
                                                                ---------------

                                    Christine Alford
                           ----------------------------------------------------
                           (Print, Type or Stamp Commissioned Name of Notary Public) Personally known X ; OR Produced
                                                   ---
                           Identification
                                          -------------------------------------
                           Type of identification produced:

                           ----------------------------------------------------
                                    Notary Public, DeKalb county, Georgia
                                    My Commission Expires June 29, 2001

                                   SCHEDULE A


                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------
NovaCare, Inc. (a Delaware corporation)                                 B
NovaCare, Inc. (a Pennsylvania corporation)                             B
RehabClinics, Inc.                                                      B
Rehab Managed Care of Arizona, Inc.                                     B
A.D. Craig Company                                                      G
Advanced Orthopedic Technologies, Inc. (a Nevada corporation)           G
Advanced Orthopedic Technologies, Inc. (a New York corporation)         G
Advance Orthotics, Inc.                                                 G
Advanced Orthotics and Prosthetics, Inc.                                G
Advanced Orthopedic Systems, Inc.                                       G
Advanced Orthopedic Technologies (Clayton), Inc.                        G
Advanced Orthopedic Technologies (Lett), Inc.                           G
Advanced Orthopedic Technologies (New Jersey), Inc.                     G
Advanced Orthopedic Technologies (New Mexico), Inc.                     G
Advanced Orthopedic Technologies (New York), Inc.                       G
Advanced Orthopedic Technologies (OTI), Inc.                            G
Advanced Orthopedic Technologies (Parmeco), Inc.                        G
Advanced Orthopedic Technologies (SFV), Inc.                            G
Advanced Orthopedic Technologies (Virginia), Inc.                       G
Advanced Orthopedic Technologies (West Virginia), Inc.                  G
Advanced Orthopedic Technologies Management Corp.                       G
Affiliated Physical Therapists, Ltd.                                    G
American Rehabilitation Center, Inc.                                    G
American Rehabilitation Clinic, Inc.                                    G
American Rehabilitation Systems, Inc.                                   G
Artificial Limb and Brace Center                                        G
Athens Sports Medicine Clinic, Inc.                                     G
Ather Sports Injury Clinic, Inc.                                        G
Atlanta Prosthetics, Inc.                                               G
Atlantic Health Group, Inc.                                             G
Atlantic Rehabilitation Services, Inc.                                  G

                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------

Boca Rehab Agency, Inc.                                                 G
Bowman-Shelton Orthopedic Service, Incorporated                         G
Buendel Physical Therapy, Inc.                                          G
C.E.R. - West, Inc.                                                     G
Cahill Orthopedic Laboratory, Inc.                                      G
Cannon & Associates, Inc.                                               G
Cenla Physical Therapy & Rehabilitation Agency, Inc.                    G
Center for Evaluation & Rehabilitation, Inc.                            G
Center for Physical Therapy and Sports Rehabilitation, Inc.             G
CenterTherapy, Inc.                                                     G
Certified Orthopedic Appliance Co., Inc.                                G
Central Missouri Rehabilitation Services, Inc.                          G
Central Missouri Therapy, Inc.                                          G
Central Valley Prosthetics & Orthotics, Inc.                            G
Champion Physical Therapy, Inc.                                         G
CMC Center Corporation                                                  G
Coplin Physical Therapy Associates, Inc.                                G
Crowley Physical Therapy Clinic, Inc.                                   G
Dale Clark Prosthetics, Inc.                                            G
Douglas Avery and Associates, Ltd.                                      G
Douglas C. Claussen, R.P.T., Physical Therapy, Inc.                     G
E.A. Warnick-Pomeroy Co., Inc.                                          G
Elk County Physical Therapy, Inc.                                       G
Fine, Bryant & Wah, Inc.                                                G
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.           G
Frank J. Malone & Son, Inc.                                             G
Fresno Orthopedic Company                                               G
Gallery Physical Therapy Center, Inc.                                   G
Georgia Health Group, Inc.                                              G
Georgia Physical Therapy of West Georgia, Inc.                          G
Georgia Physical Therapy, Inc.                                          G
Greater Sacramento Physical Therapy Associates, Inc.                    G
Grove City Physical Therapy and Sports Medicine, Inc.                   G

                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------
Gulf Breeze Physical Therapy, Inc.                                      G
Gulf Coast Hand Specialists, Inc.                                       G
Hand Therapy and Rehabilitation Associates, Inc.                        G
Hand Therapy Associates, Inc.                                           G
Hangtown Physical Therapy, Inc.                                         G
Hawley Physical Therapy, Inc.                                           G
Heartland Rehabilitation, Inc.                                          G
High Desert Institute of Prosthetics & Orthotics                        G
Human Performance and Fitness, Inc.                                     G
Indianapolis Physical Therapy and Sports Medicine, Inc.                 G
Industrial Health Care Company, Inc.                                    G
J.E. Hanger, Incorporated                                               G
JOYNER SPORTS SCIENCE INSTITUTE, Inc.                                   G
JOYNER SPORTSMEDICINE INSTITUTE, INC.                                   G
Kentucky Rehabilitation Services, Inc.                                  G
Kesinger Physical Therapy, Inc.                                         G
Kroll's, Inc.                                                           G
Lynn M. Carlson, Inc.                                                   G
McKinney Prosthetics/Orthotics, Inc.                                    G
Mark Butler Physical Therapy Center, Inc.                               G
Meadowbrook Orthopedics, Inc.                                           G
Medical Arts O&P Services, Inc.                                         G
Medical Plaza Physical Therapy, Inc.                                    G
Metro Rehabilitation Services, Inc.                                     G
Michigan Therapy Centre, Inc.                                           G
MidAtlantic Health Group, Inc.                                          G
Mill River Management, Inc.                                             G
Mitchell Tannenbaum I, Inc.                                             G
Mitchell Tannenbaum II, Inc.                                            G
Mitchell Tannenbaum III, Inc.                                           G
Monmouth Rehabilitation, Inc.                                           G
New England Health Group, Inc.                                          G
New Mexico Physical Therapists, Inc.                                    G
                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------
Northland Regional Orthotic and Prosthetic Center, Inc.                 G
Northside Physical Therapy, Inc.                                        G
NovaCare (Arizona), Inc.                                                G
NovaCare (Colorado), Inc.                                               G
NovaCare (Texas), Inc.                                                  G
NovaCare Management Company, Inc.                                       G
NovaCare Management Services, Inc.                                      G
NovaCare Northside Therapy, Inc.                                        G
NovaCare Occupational Health Services, Inc.                             G
NovaCare Orthotics & Prosthetics East, Inc.                             G
NovaCare Orthotics & Prosthetics Holdings, Inc.                         G
NovaCare Orthotics & Prosthetics West, Inc.                             G
NovaCare Orthotics & Prosthetics, Inc.                                  G
NovaCare Outpatient Rehabilitation East, Inc.                           G
NovaCare Outpatient Rehabilitation I, Inc.                              G
NovaCare Outpatient Rehabilitation West, Inc.                           G
NovaCare Outpatient Rehabilitation, Inc.                                G
NovaCare Rehab Agency of Alabama, Inc.                                  G
NovaCare Rehab Agency of Arkansas, Inc.                                 G
NovaCare Rehab Agency of Florida, Inc.                                  G
NovaCare Rehab Agency of Georgia, Inc.                                  G
NovaCare Rehab Agency of Illinois, Inc.                                 G
NovaCare Rehab Agency of Kansas, Inc.                                   G
NovaCare Rehab Agency of Lubbock, Inc.                                  G
NovaCare Rehab Agency of Michigan, Inc.                                 G
NovaCare Rehab Agency of Missouri, Inc.                                 G
NovaCare Rehab Agency of New Jersey, Inc.                               G
NovaCare Rehab Agency of North Carolina, Inc.                           G
NovaCare Rehab Agency of Northern California, Inc.                      G
NovaCare Rehab Agency of Ohio, Inc.                                     G
NovaCare Rehab Agency of Oklahoma, Inc.                                 G
NovaCare Rehab Agency of Oregon, Inc.                                   G
NovaCare Rehab Agency of Pennsylvania, Inc.                             G

                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------

NovaCare Rehab Agency of Reno, Inc.                                     G
NovaCare Rehab Agency of San Antonio, Inc.                              G
NovaCare Rehab Agency of San Diego, Inc.                                G
NovaCare Rehab Agency of South Carolina, Inc.                           G
NovaCare Rehab Agency of Southern California, Inc.                      G
NovaCare Rehab Agency of Tennessee, Inc.                                G
NovaCare Rehab Agency of Virginia, Inc.                                 G
NovaCare Rehab Agency of Washington, Inc.                               G
NovaCare Rehab Agency of Wyoming, Inc.                                  G
NovaCare Rehabilitation Agency of Wisconsin, Inc.                       G
NovaCare Rehabilitation, Inc.                                           G
NovaCare Service Corp.                                                  G
Opus Care, Inc.                                                         G
Ortho East, Inc.                                                        G
Ortho Rehab Associates, Inc.                                            G
Ortho-Fab Laboratories, Inc.                                            G
Orthopedic Appliances, Inc.                                             G
Orthopedic and Sports Physical Therapy of Cupertino, Inc.               G
Orthopedic Rehabilitative Services, Ltd.                                G
Orthotic & Prosthetic Rehabilitation Technologies, Inc.                 G
Orthotic and Prosthetic Associates, Inc.                                G
Orthotic Specialists, Inc.                                              G
Peter Trailov R.P.T. Physical Therapy Clinic,
Orthopaedic Rehabilitation & Sports Medicine, Ltd.                      G
Peters, Starkey & Todrank Physical Therapy Corporation                  G
Physical Focus Inc.                                                     G
Physical Rehabilitation Partners, Inc.                                  G
Physical Restoration Laboratories, Inc.                                 G
Physical Therapy Clinic of Lee's Summit, Inc.                           G
Physical Therapy Enterprises, Inc.                                      G
Physical Therapy Institute, Inc.                                        G
Physical Therapy Services of the Jersey Cape, Inc.                      G
Pro Active Therapy, Inc.                                                G
Professional Orthotics and Prosthetics, Inc.                            G

                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------
Professional Orthotics and Prosthetics, Inc. of Santa Fe                G
Professional Therapeutic Services, Inc.                                 G
Progressive Orthopedic                                                  G
Prosthetics-Orthotics Associates, Inc.                                  G
Protech Orthotic and Prosthetic Center, Inc.                            G
Quad City Management, Inc.                                              G
RCI (Colorado), Inc.                                                    G
RCI (Exertec), Inc.                                                     G
RCI (Illinois), Inc.                                                    G
RCI (Michigan), Inc.                                                    G
RCI (S.P.O.R.T.), Inc.                                                  G
RCI (WRS), Inc.                                                         G
RCI Nevada, Inc.                                                        G
Rebound Oklahoma, Inc.                                                  G
Redwood Pacific Therapies, Inc.                                         G
Rehab Provider Network of Florida, Inc.                                 G
Rehab Provider Network - New Jersey, Inc.                               G
Rehab Provider Network - California, Inc.                               G
Rehab Provider Network - Delaware, Inc.                                 G
Rehab Provider Network - Georgia, Inc.                                  G
Rehab Provider Network - Illinois, Inc.                                 G
Rehab Provider Network - Indiana, Inc.                                  G
Rehab Provider Network - Maryland, Inc.                                 G
Rehab Provider Network - Michigan, Inc.                                 G
Rehab Provider Network - Ohio, Inc.                                     G
Rehab Provider Network - Oklahoma, Inc.                                 G
Rehab Provider Network - Virginia, Inc.                                 G
Rehab Provider Network - Washington, D.C., Inc.                         G
Rehab Provider Network - Pennsylvania, Inc.                             G
Rehab Provider Network of Colorado, Inc.                                G
Rehab Provider Network of Nevada, Inc.                                  G
Rehab Provider Network of New Mexico, Inc.                              G
Rehab Provider Network of North Carolina, Inc.                          G
                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------
Rehab Provider Network of Texas, Inc.                                   G
Rehab Provider Network of Wisconsin, Inc.                               G
Rehab World, Inc.                                                       G
Rehab/Work Hardening Management Associates, Ltd.                        G
RehabClinics (COAST), Inc.                                              G
RehabClinics (GALAXY), Inc.                                             G
RehabClinics (New Jersey), Inc.                                         G
RehabClinics (PTA), Inc.                                                G
RehabClinics (SPT), Inc.                                                G
RehabClinics Abilene, Inc.                                              G
RehabClinics Dallas, Inc.                                               G
RehabClinics Pennsylvania, Inc.                                         G
Rehabilitation Fabrication, Inc.                                        G
Rehabilitation Management, Inc.                                         G
Reid Medical Systems, Inc.                                              G
Robert M. Bacci, R.P.T. Physical Therapy, Inc.                          G
Robin Aids Prosthetics, Inc.                                            G
S.T.A.R.T., Inc.                                                        G
Salem Orthopedic & Prosthetic, Inc.                                     G
San Joaquin Orthopedic, Inc.                                            G
Scott G. Knoche, Inc.                                                   G
SG Rehabilitation Agency, Inc.                                          G
SG Speech Associates, Inc.                                              G
Sierra Nevada Physical Therapy Corporation                              G
South Jersey Physical Therapy Associates, Inc.                          G
South Jersey Rehabilitation and Sports Medicine Center, Inc.            G
Southern Illinois Prosthetic & Orthotic, Ltd.                           G
Southern Illinois Prosthetic & Orthotic of Missouri, Ltd.               G
Southpointe Fitness Center, Inc.                                        G
Southwest Emergency Associates, Inc.                                    G
Southwest Medical Supply Company                                        G
Southwest Physical Therapy, Inc.                                        G
Southwest Therapists, Inc.                                              G

                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------
Sporthopedics Sports and Physical Therapy Centers, Inc.                 G
Sports Therapy and Arthritis Rehabilitation, Inc.                       G
Star Physical Therapy Inc.                                              G
Stephenson-Holtz, Inc.                                                  G
T.D. Rehab Systems, Inc.                                                G
Texoma Health Care Center, Inc.                                         G
The Center for Physical Therapy and Rehabilitation, Inc.                G
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.       G
Theodore Dashnaw Physical Therapy, Inc.                                 G
Treister, Inc.                                                          G
Tucson Limb & Brace, Inc.                                               G
Union Square Center for Rehabilitation & Sports Medicine, Inc.          G
University Orthotic and Prosthetic Consultants, Ltd.                    G
Valley Group Physical Therapists, Inc.                                  G
Vanguard Rehabilitation, Inc.                                           G
Wayzata Physical Therapy Center, Inc.                                   G
West Side Physical Therapy, Inc.                                        G
West Suburban Health Partners, Inc.                                     G
Western Missouri Rehabilitation Services, Inc.                          G
Western Rehab Services, Inc.                                            G
Worker Rehabilitation Services, Inc.                                    G
Yuma Rehabilitation Center, Inc.                                        G
A.D. Craig (A.D. Craig Company is general partner)                      G
Advanced Orthopedic Services, Ltd.
 (RehabClinics Dallas, Inc. is general partner)                         G
Craig Weymouth Enterprises
 (A.D. Craig Company is general partner)                                G
Land Park Physical Therapy (Union Square Center for
 Rehabilitation & Sports Medicine, Inc. is general partner)             G
NovaPartners (IND), LP (NovaCare, Inc.
  (a Pennsylvania corporation) is general partner)                      G

                                   SCHEDULE B

                                                                BORROWER ("B")/
               ENTITY                                           GUARANTOR ("G")
               ------                                           ---------------
NovaFunds, Inc.                                                        B
NC Cash Management, Inc.                                               G
NC Resources, Inc.                                                     G
NovaMark, Inc.                                                         G
NovaStock, Inc.                                                        G

                                    EXHIBIT I

                   AMENDMENT FEES TO BANKS APPROVING AMENDMENT

                          Bank                                          Amendment Fee*
                          ----                                         --------------
PNC Bank, National Association                                           $20,000
First Union National Bank                                                $15,500
Fleet  National Bank                                                     $15,500
Mellon Bank, N.A                                                         $15,500
NationsBank, N.A                                                         $15,500
Bank One, Kentucky, NA                                                   $11,375
Credit Lyonnais New York Branch                                          $     0
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,
 "Rabobank Nederland", New York Branch                                   $11,375
Toronto Dominion (Texas), Inc.                                           $     0
The Bank of New York                                                     $10,000
SunTrust Bank, Central Florida, N.A                                      $10,000
AmSouth Bank                                                             $ 7,500
Bank of America NT & SA                                                  $ 7,500
Bank of Tokyo - Mitsubishi Trust Company                                 $ 7,500
Comerica Bank                                                            $ 7,500
Crestar Bank                                                             $ 7,500
The Fuji Bank, Limited New York Branch                                   $ 7,500
The Tokai Bank, Limited New York Branch                                  $ 7,500

*fee paid only to banks approving the Amendment